UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 21, 2006
                                                        (August 16, 2006)

                               ANTS SOFTWARE INC.
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             (Exact name of Registrant as specified in its charter)

          Delaware                    000-16299                  13-3054685
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(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)

     700 Airport Blvd. Suite 300, Burlingame, CA            94010
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      (Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code: (650) 931-0500


                                       N/A
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01     Entry into a Material Definitive Agreement.

     On August 16, 2006, the Company entered into a Separation Agreement with Mr. Boyd Pearce, the Company's former Chief Executive Officer (the "Agreement"). Under the Agreement (i) the Company agreed to pay to Mr. Pearce $16,667 per month through December 31, 2006, (ii) Mr. Pearce confirmed that a Proprietary Information and Inventions Agreement by and between him and the Company dated October 20, 2004 continued in full force and effect through December 31, 2006,
(iii) the Company agreed to pay continuation health coverage premiums for Mr. Pearce through August 15, 2007, and (iv) Mr. Pearce and the Company entered into a mutual general release of all claims, known and unknown.

     Additionally, pursuant to the Agreement, (i) stock options covering 750,000 shares of Company common stock granted to Mr. Pearce on April 25, 2005 and exercisable at a per share price of $2.31, were cancelled and replaced by a Warrant to purchase up to 750,000 shares of common stock, exercisable at a per share price of $2.31 and exercisable until, and terminating on, August 15, 2011,
(ii) stock options granted on October 19, 2004 covering a total of 750,000 shares of Company common stock were extended to and exercisable until, and terminating on, August 15, 2011, and (iii) restrictions were placed on Mr. Pearce's ability to sell stock purchased under both the options and the newly granted warrant.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ANTs software inc.

Date:  August 21, 2006            By:   /s/  Kenneth Ruotolo
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                                        Kenneth Ruotolo, Chief Financial Officer